                                                                      Exhibit 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-44115, 33-31819, 33-23504, 33-7499, 2-89925, 33-10106, 33-38044, 33-16987, and
33-62603) of Compaq Computer Corporation of our report dated June 9, 1997 appearing on page 3 of this Form 11-K.




PRICE WATERHOUSE LLP

Houston, Texas
June _____, 1997